UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Conditions.
The information set forth in Item 8.01 under the caption “Cash Position” is incorporated into this Item 2.02 by reference.
The information furnished under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01    Regulation FD Disclosure.
On June 23, 2026, the Company issued a press release (the “Press Release”) announcing its decision to accelerate its development of sodium-ion battery energy storage systems (the “Sodium-Ion Strategy”). The Company will continue development of its iron flow battery technology for long-duration applications while streamlining its Wilsonville operations, reducing expenses and cash burn, to reallocate capital toward the sodium-ion and related solutions. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01    Other Information.
Cash Position
As of May 31, 2026, the Company had approximately $13.6 million in cash, cash equivalents and short-term investments.
The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the Company’s cash position and, accordingly, does not express an opinion or any other form of assurance about it.
Updates to Risk Factors
The Company is providing as Exhibit 99.2 to this Current Report (“Exhibit 99.2”), which is incorporated by reference to this Item 8.01, updates to the risk factors described in Part II, Item 1A of the Company’s Quarterly Report for the quarterly period ended March 31, 2026 to reflect the receipt of written notice from the New York Stock Exchange (“NYSE”) indicating that the Company did not satisfy the continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual relating to the minimum share price requirement, as previously reported by the Company in a Form 8-K filed June 15, 2026, and the recently announced expanded product offering under the Sodium-ion Strategy.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
99.1	Press Release
99.2	Updated Risk Factors
104	Cover page interactive data file
Forward-Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the company and other matters that involve substantial risks and uncertainties. These statements may discuss the management team’s goals, beliefs, hopes, intentions and expectations as to future plans, trends, events, results of operations and financial condition, or otherwise, based on current beliefs of the management of the company, as well as assumptions made by, and information currently available to, the company’s management. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” or, in each case, their negative or other variations or comparable terminology may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include our anticipated growth strategies and anticipated trends in our business. Examples of forward-looking statements include, among others, ESS’ plans for its business, ESS’ potential opportunities that approach $1 billion in sodium-ion opportunities, the demand for non-lithium battery solutions, the timeline for ESS' development of sodium-ion BESS, power demands and energy storage, ESS’ ability to generate near-term revenue and reduce its expenses, statements by ESS’ CEO, and ESS’ ability to grow and our ability to meet the growing demand for energy storage. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the demand for our sodium-ion BESS not developing as anticipated; our strategy to allocate resources toward sodium-ion BESS not achieving the anticipated benefits and adversely affecting the development of our iron flow battery technology; our ability to generate revenue, including in the near-term; our cash burn and cash runway; our ability to realize and capitalize on sodium-ion opportunities; delays in the development of our sodium-ion BESS; our ability to expand our portfolio; our ability to execute and meet timelines related to Project New Horizon; our products being in the early stage of commercialization and aspects of our technology not having been fully field tested; our inability to develop our business and effectively commercialize our energy storage products; our dependence on third-party suppliers; our ability to secure or maintain long-term supply relationships with critical suppliers; delays, disruptions or quality control problems in our manufacturing operations; our ability to adequately control our costs, effectively scale our operations and achieve our cost reduction strategy; our reliance on complex machinery; our ability to increase our production capacity; product recalls, defects or performance problems with our products; required maintenance being performed incorrectly or maintenance requirements exceeding our current expectations; our history of losses; our ability to continue as a “going concern”; our ability to secure binding orders; failure to deliver the benefits offered by our technology; inability to achieve market acceptance of our products; our ability to sell effectively to large customers; failure to accurately estimate future supply and demand for our products and services; failure to manage our growth effectively; failure to meet the obligations under our sales contracts and service agreements; our ability to complete on schedule and within budget; loss of a member of our senior management or other key personnel; changes to our leadership team; expansions into new markets, product lines or services; our warranty obligations; failure to identify or complete commercial or financial transactions; changes in the global trade environment; our projects relationships with related parties; regulatory challenges; our ability to protect our intellectual property; and our ability to raise capital in the near future; general economic and market conditions as well as geopolitical developments and other risks and uncertainties described more fully in Exhibit 99.2 of the Current Report on Form 8-K filed by the Company on June 23, 2026 and the Company's other filings with the U.S. Securities and Exchange Commission. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 23, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer